CRITICAL ACCOUNTING JUDGEMENTS AND KEY SOURCES OF ESTIMATION UNCERTAINTY	12 Months Ended
Dec. 31, 2022
Disclosure of accounting judgements and estimates [Abstract]
CRITICAL ACCOUNTING JUDGEMENTS AND KEY SOURCES OF ESTIMATION UNCERTAINTY
NOTE 3: CRITICAL ACCOUNTING JUDGEMENTS AND KEY SOURCES OF ESTIMATION UNCERTAINTY
The preparation of the Group’s financial statements in accordance with IFRS requires management to make judgements, estimates and assumptions in applying the accounting policies that affect the reported amounts of assets, liabilities, income and expenses. Due to the inherent uncertainty in making estimates, actual results reported in future periods may be based upon amounts which differ from those estimates. Estimates, judgements and assumptions are continually evaluated and are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances. In preparing the financial statements, the Group has considered the impact of climate-related risks on its financial position and performance. While the effects of climate change represent a source of uncertainty, the Group does not consider there to be a material impact on its judgements and estimates from the physical, transition and other climate-related risks in the short term.
The significant judgements, apart from those involving estimation, made by management in applying the Group’s accounting policies in these financial statements (critical judgements) and the key sources of estimation uncertainty that may have a significant risk of causing a material adjustment to the carrying amount of assets and liabilities within the next financial year (key sources of estimation uncertainty), which together are considered critical to the Group’s results and financial position, are as follows:
Allowance for expected credit losses

Critical judgements:	Determining an appropriate definition of default against which a probability of default, exposure at default and loss given default parameter can be evaluated
Establishing the criteria for a significant increase in credit risk (SICR)
The use of management judgement alongside impairment modelling processes to adjust inputs, parameters and outputs to reflect risks not captured by models
Key source of estimation uncertainty:
Base case and multiple economic scenarios (MES) assumptions, including the rate of unemployment and the rate of change of house prices, required for creation of MES scenarios and forward-looking credit parameters

The Group recognises an allowance for expected credit losses (ECLs) for loans and advances to customers and banks, other financial assets held at amortised cost, financial assets (other than equity investments) measured at fair value through other comprehensive income and certain loan commitment and financial guarantee contracts. At 31 December 2022, the Group’s expected credit loss allowance was £4,903 million (2021: £4,042 million), of which £4,580 million (2021: £3,842 million) was in respect of drawn balances.
The calculation of the Group’s expected credit loss allowances and provisions against loan commitments and guarantees under IFRS 9 requires the Group to make a number of judgements, assumptions and estimates. Further information on the critical accounting judgements and key sources of estimation uncertainty (see above) and other significant judgements and estimates is set out in note 19.
Valuation of assets and liabilities arising from insurance business

Critical judgement:	Future economic and operating conditions
Key sources of estimation uncertainty:	Future investment returns
Future mortality rates
Future expenses
These judgements and estimates are subject to significant uncertainty.
At 31 December 2022, the Group recognised a value of in-force business asset of £5,244 million (2021: £5,317 million) and an acquired value of in-force business asset of £175 million (2021: £197 million).
The value of in-force business asset represents the estimated present value of future profits expected to arise from the portfolio of in-force life insurance and participating investment contracts. The valuation of this asset requires judgements to be made about future economic and operating conditions which are inherently uncertain and changes could significantly affect the value attributed to this asset. These judgements are used to determine appropriate assumptions for the asset’s valuation including the appropriate risk-free rate, retail price inflation and expense inflation. The methodology used to value this asset and the key assumptions that have been made in determining the carrying value of the value of in-force business asset at 31 December 2022 are set out in note 24.
At 31 December 2022, the Group carried total liabilities arising from insurance contracts and participating investment contracts of £106,893 million (2021: £123,423 million). Elements of the valuations of liabilities arising from insurance contracts and participating investment contracts require management to estimate future investment returns, future mortality rates and future expenses. These estimates are subject to significant uncertainty. The methodology used to value these liabilities and the key assumptions that have been made in determining their carrying value are set out in note 31.
The effect of changes to critical estimates used by management to determine the life insurance assets and liabilities is set out in note 32, which presents the impact of changes to the estimates made on the Group’s profit before tax and shareholders’ equity as management believes that this analysis best presents these sensitivities in a manner that helps the user of the financial statements to understand the judgements made by management and the level of estimation uncertainty.
Defined benefit pension scheme obligations

Critical judgement:	Determination of an appropriate yield curve
Key sources of estimation uncertainty:	Discount rate applied to future cash flows
Expected lifetime of the schemes’ members
Expected rate of future inflationary increases
The net asset recognised in the balance sheet at 31 December 2022 in respect of the Group’s defined benefit pension scheme obligations was £3,732 million comprising an asset of £3,823 million and a liability of £91 million (2021: a net asset of £4,404 million comprising an asset of £4,531 million and a liability of £127 million). The Group’s accounting policy for its defined benefit pension scheme obligations is set out in note 2(K).
The accounting valuation of the Group’s defined benefit pension schemes’ liabilities requires management to make a number of assumptions. The key sources of estimation uncertainty are the discount rate applied to future cash flows, the expected lifetime of the schemes’ members and the expected rate of future inflationary increases.
Income statement and balance sheet sensitivities to changes in the critical accounting estimates and other actuarial assumptions are provided in part (v) of note 35.
Uncertain tax positions

Critical judgement:	Interpreting tax rules on the Group’s open tax matters
The Group has an open matter in relation to a claim for group relief of losses incurred in its former Irish banking subsidiary, which ceased trading on 31 December 2010. In 2013, HMRC informed the Group that its interpretation of the UK rules means that the group relief is not available. In 2020, HMRC concluded their enquiry into the matter and issued a closure notice. The Group’s interpretation of the UK rules has not changed and hence it has appealed to the First Tier Tax Tribunal, with a hearing expected in 2023. If the final determination of the matter by the judicial process is that HMRC’s position is correct, management estimate that this would result in an increase in current tax liabilities of approximately £875 million (including interest) and a reduction in the Group’s deferred tax asset of approximately £295 million. The Group, having taken appropriate advice, does not consider that this is a case where additional tax will ultimately fall due.
The Group makes other estimates in relation to tax which do not require significant judgements, see further discussion in note 36.
Regulatory and legal provisions

Critical judgements:	Determining the scope of reviews required by regulators
The impact of legal decisions that may be relevant to claims received
Determining whether a reliable estimate is available for obligations arising from past events
Key sources of estimation uncertainty:	The number of future complaints
The proportion of complaints that will be upheld
The average cost of redress
At 31 December 2022, the Group carried provisions of £803 million (2021: £1,156 million) against the cost of making redress payments to customers and the related administration costs in connection with historical regulatory breaches.
Determining the amount of the provisions, which represent management’s best estimate of the cost of settling these issues, requires the exercise of significant judgement and estimation. It will often be necessary to form a view on matters which are inherently uncertain, such as the scope of reviews required by regulators, and to estimate the number of future complaints, the extent to which they will be upheld, the average cost of redress and the impact of decisions reached by legal and other review processes that may be relevant to claims received. Consequently the continued appropriateness of the underlying assumptions is reviewed on a regular basis against actual experience and other relevant evidence and adjustments made to the provisions where appropriate.
Management has applied significant judgement in determining the provision required for HBOS Reading; further details are provided in note 37.
Fair value of financial instruments

Key source of estimation uncertainty:	Interest rate spreads, earnings multiples and interest rate volatility
At 31 December 2022, the carrying value of the Group’s financial instrument assets held at fair value was £228,516 million (2021: £256,959 million), and its financial instrument liabilities held at fair value was £84,772 million (2021: £86,223 million).
The Group’s valuation control framework and a description of level 1, 2 and 3 financial assets and liabilities is set out in note 49(2). The valuation techniques for level 3 financial instruments involve management judgement and estimates, the extent of which depends on the complexity of the instrument and the availability of market observable information. In addition, in line with market practice, the Group applies credit, debit and funding valuation adjustments in determining the fair value of its uncollateralised derivative positions. A description of these adjustments is set out in note 49. A quantitative analysis of the sensitivities to market risk arising from the Group’s trading portfolios is set out in the tables marked audited on page 95.
Capitalised software enhancements

Critical judgement:	Assessing future trading conditions that could affect the Group’s business operations
Key source of estimation uncertainty:	Estimated useful life of internally generated capitalised software
At 31 December 2022, the carrying value of the Group’s capitalised software enhancements was £4,060 million (2021: £3,435 million).
In determining the estimated useful life of capitalised software enhancements, management consider the product’s lifecycle and the Group’s technology strategy; assets are reviewed annually to assess whether there is any indication of impairment and to confirm that the remaining estimated useful life is still appropriate. For the year ended 31 December 2022, the amortisation charge was £833 million (2021: £892 million), and at 31 December 2022, the weighted-average remaining estimated useful life of the Group’s capitalised software enhancements was 4.5 years (2021: 4.7 years). If the Group reduced by one year the estimated useful life of those assets with a remaining estimated useful life of more than two years at 31 December 2022, the 2023 amortisation charge would be approximately £200 million higher.
Consideration of climate change
Financial statement preparation includes the consideration of the impact of climate change on the Group’s financial statements. There has been no material impact identified on the financial reporting judgement and estimates. In particular, the directors considered the impact of climate change in respect of the:
•Going concern of the Group for a period of at least 12 months from the date of approval of the financial statements
•Assessment of impairment of non-financial assets including goodwill
•Carrying value and useful economic lives of property, plant and equipment
•Fair value of financial assets and liabilities. These are generally based on market indicators which include the market’s assessment of climate risk
•Economic scenarios used for measurement of expected credit losses and the behavioural lifetime of assets against the expected time horizons of when climate risks may materialise
•Forecasting of the Group's future UK taxable profits, which impacts deferred tax recognition
Whilst there is currently no material short-term impact of climate change expected, the Group acknowledges the long-term nature of climate risk and continues to monitor and assess climate risks highlighted in the risk management section on page 63.
The following table demonstrates the effect of reasonably possible changes in key assumptions on profit before tax and equity disclosed in these financial statements assuming that the other assumptions remain unchanged. In practice this is unlikely to occur, and changes in some assumptions may be correlated. These amounts include movements in assets, liabilities and the value of the in-force business in respect of insurance contracts and participating investment contracts. The impact is shown in one direction but can be assumed to be reasonably symmetrical.

		2022		2021
	Change in variable	Increase (reduction) in profit before tax £m	Increase (reduction) in equity £m	Increase (reduction) in profit before tax £m	Increase (reduction) in equity £m
Critical accounting estimates
Annuitant mortality[1]	5% reduction	(188)	(152)	(301)	(244)
Future maintenance and investment expenses[2]	10% reduction	309	250	355	288
Widening of credit default spreads[3]	0.25% addition	(284)	(230)	(433)	(351)
Increase in illiquidity premia[4]	0.10% addition	114	92	190	154
Other accounting estimates
Non-annuitant mortality and morbidity[5]	5% reduction	22	18	13	11
Lapse rates[6]	10% reduction	122	99	88	71
Risk-free rate[7]	0.25% reduction	44	35	44	35
Guaranteed annuity option take up8	5% addition	(2)	(2)	(2)	(2)
Equity investment volatility[9]	1% addition	(2)	(1)	(2)	(1)
1    This sensitivity shows the impact on the annuity and deferred annuity business of reducing mortality rates to 95 per cent of the expected rate.
2    This sensitivity shows the impact of reducing maintenance expenses and investment expenses to 90 per cent of the expected rate.
3    This sensitivity shows the impact of a 25 basis point increase in credit default spreads on corporate bonds and the corresponding reduction in market values. Swap curves, the risk-free rate and illiquidity premia are all assumed to be unchanged.
4    This sensitivity shows the impact of a 10 basis point increase in the allowance for illiquidity premia. It assumes the overall spreads on assets are unchanged and hence market values are unchanged. Swap curves and the non-annuity risk-free rate are both assumed to be unchanged. The increased illiquidity premium increases the annuity risk-free rate.
5    This sensitivity shows the impact of reducing mortality and morbidity rates on non-annuity business to 95 per cent of the expected rate.
6    This sensitivity shows the impact of reducing lapse and surrender rates to 90 per cent of the expected rate.
7    This sensitivity shows the impact on the value of in-force business, financial options and guarantee costs, statutory reserves and asset values of reducing the risk-free rate by 25 basis points.
8    This sensitivity shows the impact of a flat 5 per cent addition to the expected rate.
9    This sensitivity shows the impact of a flat 1 per cent addition to the expected rate.